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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        I, Mark R. Goldston, Chairman, Chief Executive Officer and President of United Online, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (a)   the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2004, as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (b)   the information contained in such report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 27, 2004

/s/ MARK R. GOLDSTON Mark R. Goldston
Chairman, Chief Executive Officer and President

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002